SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 20, 1999


                             REYNOLDS METALS COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)




        Delaware                    1-1430                    54-0355135
        --------                    ------                    ----------
(State of Incorporation)         (Commission                (IRS Employer
                                 File Number)           Identification Number)




                             6601 West Broad Street
                                 P.O. Box 27003
                          Richmond, Virginia 23261-7003
                          -----------------------------
                    (Address of Principal Executive Offices,
                               including zip code)


                                 (804) 281-2000
                                 --------------
              (Registrant's Telephone Number, including area code)


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Item 5.  Other Events.

On July 20, 1999, the Registrant improved its segment reporting. Corporate amounts have been removed from the Other category and are now presented as separate reconciling items. With this reclassification, the financial information about the operations in the Other category will be more clearly presented. The Registrant's Other category consists principally of operations in emerging markets, European extrusion operations and investments in Canada, Latin America and Saudi Arabia. The reclassified segment disclosures for the quarters ended March 31, 1999 and 1998, other interim periods of 1998, and the years ended December 31, 1998, 1997 and 1996 appear at Exhibit 99 of this report and have not been audited.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         c) Exhibits.

         Exhibit 99   -    Reclassified   segment  disclosures  related  to  the
                           Registrant's financial reports for the quarters ended
                           March 31, 1999 and 1998, other interim periods of 1998, and the fiscal years ended December 31, 1998, 1997 and 1996




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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REYNOLDS METALS COMPANY



                                          By:  Allen M. Earehart
                                              --------------------------------
                                              Allen M. Earehart
                                              Senior Vice President and
                                              Controller

Dated:  July 20, 1999





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

                                INDEX TO EXHIBITS

Exhibit 99        -        Reclassified   segment  disclosures  related  to  the
                           Registrant's financial reports for the quarters ended
                           March 31, 1999 and 1998, other interim periods of 1998, and the fiscal years ended December 31, 1998, 1997 and 1996